==========================================================================================================

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

_______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 5, 2002
Date of report:

DIMON INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
________________	_____________________________	____________________
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street Danville, Virginia 24541 (Address of principal executive offices)

(434) 792-7511 (Registrant's telephone number, including area code)

N/A (former name of former address, if changed since last report)

DIMON Incorporated and Subsidiaries

ITEM 9.	Regulation FD Disclosure.

A.	906 Certification Statements

          On November 5, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period  ended September 30, 2002 accompanied by the certifications of Brian J. Harker, the registrant’s chief executive officer, and James A. Cooley, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.  Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

-2-

DIMON Incorporated and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2002	DIMON Incorporated
Registrant

By: /s/ Thomas G. Reynolds
______________________________________________
Thomas G. Reynolds Vice President – Controller (Principal Accounting Officer)

-3-

DIMON Incorporated and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for the Chief Executive Officer, Brian J. Harker…………....	5

99.2	Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for the Chief Financial Officer, James A. Cooley …………..	6

-4-